UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

Iterum Therapeutics plc

(Exact name of Registrant as Specified in Its Charter)

Ireland	001-38503	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fitzwilliam Court 1st Floor Leeson Close
Dublin 2, Ireland		Not applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +353 1 6694820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	ITRM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On September 7, 2021, Iterum Therapeutics plc (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market, LLC, (“Nasdaq”) indicating that, based on the closing bid price for the previous 30 consecutive business days, the listing of the Company’s ordinary shares was not in compliance with Nasdaq Listing Rule 5550(a)(2) to maintain a minimum bid price of $1.00 per share (the “Bid Price Rule”). Under Nasdaq Listing Rule 5810(c)(3)(A), the Company was given a period of 180 calendar days, or until March 7, 2022, to regain compliance with the Bid Price Rule. Subsequently, on March 9, 2022 the Company was granted an additional 180-day compliance period, or until September 5, 2022 (the "Compliance Date"), in which to regain compliance with the Bid Price Rule after meeting the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Bid Price Rule, and providing written notice to Nasdaq of its intention to cure the deficiency during the second compliance period, by effecting a reverse share split, if necessary. To regain compliance with the Bid Price Rule, the closing bid price of the Company’s ordinary shares must be at least $1.00 for a minimum of 10 consecutive business days prior to the Compliance Date.

At the Company’s annual general meeting of shareholders on June 15, 2022, the shareholders approved, subject to and conditional upon the board of directors determining, in its sole discretion, that a reverse share split is necessary for the Company to comply with the Bid Price Rule, a reverse share split (i.e., a consolidation of share capital under Irish law,) (the “Reverse Share Split”), whereby every 15 ordinary shares of $0.01 (nominal value) each in the authorized and unissued and authorized and issued share capital of the Company be consolidated into 1 ordinary share of $0.15 (nominal value) each, and the subsequent (i) reduction in the nominal value of the ordinary shares in the authorized and unissued and authorized and issued share capital of the Company from $0.15 each to $0.01 each and (ii) increase in the authorized ordinary share capital of the Company in order to round up the authorized share capital to an even number following the Reverse Share Split, with the Company’s board of directors able to elect to abandon such proposed amendments and not effect the Reverse Share Split authorized by shareholders, in its sole discretion.

If the Company’s board of directors determines that the Reverse Share Split is required to comply with the Bid Price Rule, the Reverse Share Split will be effected on or after August 17, 2022, which is the date that is 20 days after the date hereof (in order to comply with contractual notice requirements), and on or before August 19, 2022, which is the date that is 10 business days prior to the Compliance Date.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements. These forward-looking statements include, without limitation, statements regarding the potential Reverse Share Split. In some cases, forward-looking statements can be identified by words such as “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “would,” “will,” “future,” “potential” or the negative of these or similar terms and phrases. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include all matters that are not historical facts. Actual future results may be materially different from what is expected due to factors largely outside the Company’s control, including the Company’s ability to regain compliance with the Bid Price Rule, uncertainties inherent in the design, initiation and conduct of clinical and non-clinical development, including any additional clinical trials and non-clinical development that may be conducted in response to the complete response letter from the U.S. Food and Drug Administration, availability and timing of data from such potential clinical and non-clinical development, changes in regulatory requirements or decisions of regulatory authorities, the timing or likelihood of regulatory filings and approvals, including any potential resubmission of the new drug application for oral sulopenem, changes in public policy or legislation, commercialization plans and timelines, if oral sulopenem is approved, the actions of third-party clinical research organizations, suppliers and manufacturers, the accuracy of the Company’s expectations regarding how far into the future the Company’s cash on hand will fund the Company’s ongoing operations, the impact of COVID-19 and related responsive measures thereto, the Company’s ability to maintain its listing on the Nasdaq Stock Market, risks and uncertainties concerning the outcome, impact, effects and results of the Company’s evaluation of corporate, strategic, financial and financing alternatives, including the terms, timing, structure, value, benefits and costs of any corporate, strategic, financial or financing alternative and the Company’s ability to complete one at all and other factors discussed under the caption “Risk Factors” contained in the Company’s most recently filed Quarterly Report on Form 10-Q, and other documents filed with the Securities and Exchange Commission from time to time. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Iterum Therapeutics plc

Date:	July 28, 2022	By:	/s/ Corey N. Fishman
Corey N. Fishman Chief Executive Officer